Shareholders’ equity	12 Months Ended
Dec. 31, 2021
Shareholders Equity
Shareholders’ equity

24.	Shareholders’ equity

24.1.	Capital stock

On June 4, 2021, the Company's Board of Directors resolved to increase the share capital to R$606,839, due to the corporate reorganization for Smiles’ merger, with the Company issuing 22,433,975 new preferred shares, 25,707,301 class B preferred shares and 33,113,683 class C preferred shares, with class B and C shares redeemed in June, within the approved merger proposal.

On June 15, 2021, the Board of Directors ratified the capital increase of R$422,611 issuing 171,136,137 common shares and 12,581,185 preferred shares, with costs incurred of R$1,877. In this same act, the 171,136,137 common shares were converted into 4,889,603 preferred shares issued by the Company, at the ratio of 35 common shares to 1 preferred share.

Finally, on July 28 and November 8, 2021, the Company's Board of Directors approved the capital increases, totaling R$2,088 and R$15, issuing 430,333 and 1,860 preferred shares, all registered and with no par value, respectively, referring to stock options exercised by employees eligible for the plan, as per Note 26.1.

On December 31, 2021, the Company's share capital was R$4,039,112 (R$3,009,436 on December 31, 2020), represented by 3,178,043,923 shares, with 2,863,682,710 common shares and 314,361,213 preferred shares (3,137,706,967 shares, comprised by 2,863,682,710 common shares and 274,024,257 preferred shares on December 31, 2020). The share capital above is reduced by the costs to issue shares totaling R$157,495 on December 31, 2021 (R$155,618 on December 31, 2020).

The Company’s shares are held as follows:

	December 31, 2021			December 31, 2020
	Common Shares	Preferred Shares	Total	Common Shares	Preferred Shares	Total
Volluto (2)	-	-	-	100.00%	-	23.00%
MOBI (1) (2)	100.00%	32.81%	46.69%	-	37.57%	28.93%
AirFrance - KLM	-	1.35%	1.07%	-	1.55%	1.19%
Path Brazil (2)	-	3.45%	2.74%	-	-	-
Others	-	1.54%	1.22%	-	1.91%	1.47%
Market	-	60.85%	48.28%	-	58.97%	45.41%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
(1)	In the context of the exchangeable senior notes, in 2019 MOBI lent up to 14,000,000 ADSs to Bank of America Corporation, which operates the ADS lending facility, in order to facilitate privately negotiated derivatives transactions or other hedging activities related to the exchangeable senior notes. The ADSs will be returned to MOBI upon maturity of the exchangeable senior notes or upon termination of the ADS lending agreement that it entered into.
(2)	It refers to legal entities controlled by the controlling shareholders (Constantino family). In the fiscal year ended December 31, 2021, Fundo Volluto transferred its common shares to MOBI.

The authorized share capital on December 31, 2021 is R$6 billion. Within the authorized limit, the Company can, once approved by the Board of Directors, increase its capital regardless of any amendment to its by-laws, by issuing shares, without necessarily maintaining the proportion between the different types of shares. Under the Law, in case of capital increase within the authorized limit, the Board of Directors will define the issuance conditions, including pricing and payment terms.

24.2.	Treasury shares

On December 31, 2021, the Company had 1,217,285 treasury shares, totaling R$41,514 (1,824,034 shares totaling R$62,215 on December 31, 2020). On December 31, 2021, the closing price of the Company's shares was R$17.03 (R$24.94 on December 31, 2020).

24.3.	Interim dividends - Non-controlling shareholders

On March 25, 2021, Smiles Fidelidade's Board of Directors resolved to distribute interim dividends totaling R$500,000, of with R$263,008 were paid to the Company and R$236,992 allocated to non-controlling shareholders and fully paid on April 16, 2021.